UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 23, 2003

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-10863                   13-3473472
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)

   631 SOUTH RICHLAND AVENUE, YORK PA                              17403
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code            (717) 771-7890


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Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On July 23, 2003, York issued a press release setting forth York's second-quarter 2003 results. A copy of York's press release is attached as
Exhibit 99.1 and is incorporated by reference.

The press release contains certain non-GAAP financial measures that are reconciled to the most directly comparable GAAP measures in the press release. Management believes that providing this additional information provides a transparent view of the performance of the core operations with and without the cost impact of the individual actions that have been undertaken.

Exhibit Index

99.1 Press release, dated April July 23, 2003, issued by York International Corporation.

99.2 Certification of Chief Executive Officer and Chief Financial Officer of York International Corporation pursuant to section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              York International Corporation
                                               (Registrant)


Date:  July 23, 2003                           By:  /s/ M. David Kornblatt
                                                    ---------------------------
                                                      M. David Kornblatt
                                                      Chief Financial Officer